                                                             EXHIBIT-99.B24.





                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



                       Signature              Title     Date
                       ---------              -----     ----


               /s/ Stephen B. Timbers         Trustee   September 16, 1995
             ---------------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



                       Signature              Title     Date
                       ---------              -----     ----



               /s/ James E. Akins            Trustee    September 16, 1995
             ---------------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



                       Signature              Title     Date
                       ---------              -----     ----



               /s/ Arthur R. Gottschalk       Trustee   September 16, 1995
             --------------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



                       Signature              Title     Date
                       ---------              -----     ----



               /s/ Frederick T. Kelsey        Trustee   September 16, 1995
             --------------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



                       Signature              Title     Date
                       ---------              -----     ----



               /s/ David B. Mathis           Trustee    September 16, 1995
             --------------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



                       Signature              Title     Date
                       ---------              -----     ----



               /s/ Fred B. Renwick           Trustee    September 16, 1995
             ---------------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



                       Signature              Title     Date
                       ---------              -----     ----



               /s/ John B. Tingleff           Trustee   September 16, 1995
             --------------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



                       Signature              Title     Date
                       ---------              -----     ----



               /s/ John G. Weithers           Trustee   September 16, 1995
             --------------------------